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                                                                    EXHIBIT 99.2


                              SHAREHOLDER AGREEMENT


               THIS SHAREHOLDER AGREEMENT (the "Agreement"), dated as of January 7, 1999, is entered into by and among KAUFMAN AND BROAD HOME CORPORATION, a Delaware corporation (the "Company"), and the other signatories hereto listed on the signature pages to this Agreement (each a "Shareholder" and collectively the "Shareholders").

               WHEREAS, the Company and the Shareholders (or their predecessors in interest) are parties to that certain Purchase Agreement (the "Purchase Agreement") whereby, among other things, the Company will issue an aggregate of 7,886,686 shares of its common stock, par value $1.00 per share ("Common Stock"), to the Shareholders or entities controlled by them as partial consideration for the Company's purchase from the Shareholders (or their predecessors in interest) of the Homebuilding Business (as defined in the Purchase Agreement) of the Homebuilding Entities (as defined therein) of the Lewis Group of Companies; and

               WHEREAS, in connection with the Purchase Agreement, the parties hereto desire to enter into this Agreement, which sets forth the terms of certain rights and obligations regarding the nomination of a designee of Shareholders for election as a director of the Company and regarding voting and transfer by the Shareholders of their shares of Common Stock;

               NOW, THEREFORE, upon the premise and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereby agree as follows:

               1. Board Representation. Effective on the date of this Agreement, the Shareholders collectively shall be entitled to designate one person from those listed on Exhibit A hereto to serve on the Company's Board of Directors (the "Board") until the Company's annual meeting of shareholders held in 2000 (the "2000 Annual Meeting"), such designee to serve in the class of directors ("Class II") whose term of office will expire upon the election of their successors at the 2000 Annual Meeting. The Shareholders have designated Randall
W. Lewis. The authorized number of Class II directors shall be increased by one and such designee shall be elected as a Class II director as soon as practicable. The Board will not be obligated to nominate the Shareholders' designee for re-election at the 2000 Annual Meeting. If, before the 2000 Annual Meeting, the Shareholder's designee for any reason shall become unable or otherwise shall cease to serve as a director, the Shareholders shall be entitled to designate another person from those listed on Exhibit A hereto to complete the prior designee's term of office and the Company as soon as practicable will use its best efforts to cause the Board to elect such designee to complete such term.




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               2. Voting By Shareholders. Each Shareholder hereby agrees to vote and to grant or withhold a written consent with respect to (or, if and to the extent that a Shareholder is the beneficial but not record owner, agrees to cause to be voted and to cause a written consent to be granted or withheld with respect to) all shares of Common Stock that such Shareholder beneficially owns (whether acquired pursuant to the Purchase Agreement or otherwise) in the manner recommended by the Board on all matters submitted to a vote of the Company's shareholders; provided, however, that the Shareholders shall be entitled to vote and to grant or withhold a written consent with respect to their shares in favor of the election to the Board of the person designated by them in accordance with
Section 1 hereof without regard to the recommendation of the Board. The foregoing agreement (the "Voting Agreement") shall be suspended automatically and become ineffective if (a) the aggregate beneficial ownership (whenever used herein, as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Common Stock by the Shareholders becomes less than 10% of the outstanding Common Stock or (b) the Board does not nominate the Shareholders' designee for election at the 2000 Annual Meeting or a subsequent annual meeting at which directors of the designee's class are nominated for election. If the Voting Agreement is suspended solely by reason of clause (a) of the immediately prior sentence, such suspension shall terminate and the Voting Agreement shall become effective again automatically if the aggregate beneficial ownership (as so defined) of Common Stock by the Shareholders again becomes 10% or more of the outstanding Common Stock.

               3.     Restriction on Transfer.

                      a. No Shareholder shall, directly or indirectly, offer, sell or transfer any shares of Common Stock that such Shareholder beneficially owns (whether acquired pursuant to the Purchase Agreement or otherwise) without offering the Company a right of first refusal in the manner provided in Section 4, except:

                         (i) in compliance with the right of first refusal
procedures of Section 2(a) of that certain Registration Rights Agreement dated the date hereof among the Company and the Shareholders (the "Registration Rights Agreement"), or in compliance with the volume limitations, manner of sale requirements, and other conditions of Rule 144 under the Securities Act of 1933, as amended (whether or not such limitations, requirements, and conditions would then apply to sales of Common Stock by the Shareholder), provided that, despite compliance with the right of first refusal procedures of the Registration Rights Agreement and the registration of shares of Common Stock pursuant thereto, a Shareholder may not knowingly sell (directly or through underwriters) all or a portion of such registered shares constituting 2% or more of the total combined voting power of all shares of Common Stock then outstanding to any one person or group (as defined under Section 13(d) of the Exchange Act) without offering the Company a right of first refusal in the manner provided in Section 4 over the shares proposed to be sold to such person or group,

                         (ii) to another Shareholder,



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                         (iii) to a transferee who as of the date hereof is a
shareholder of a transferring Shareholder that as of the date hereof is a Subchapter S corporation or who as of the date hereof is a member of a transferring Shareholder that as of the date hereof is a limited liability company, provided that such Subchapter S corporation shareholder or limited liability company member is controlled by one or more Shareholders, or

                         (iv) to a transferee who is a member of the immediate
family, a sibling, a descendant, or a niece or nephew of the transferring Shareholder (including without limitation family trusts, trusts for the benefit of family members, siblings, descendants, and/or nieces and nephews, and other similar entities used for the transferring Shareholder's estate-planning purposes);

provided that any transferee described in clause (ii), (iii), or (iv) (an "Excepted Transferee"), if not already a signatory hereto, has executed and delivered to the Company, prior to the transfer, a signature page to this Agreement agreeing to be bound by the terms and conditions hereof.

                      b. A Shareholder making a transfer to an Excepted Transferee shall notify the Company in writing, concurrently or in advance, stating the name and address of the Excepted Transferee, identifying the number of shares of Common Stock to be transferred, and providing to the Company, if the Excepted Transferee if not already a signatory hereto, the Excepted Transferee's signature page hereto. In connection with any such transfer, the term "Shareholder" as used in this Agreement shall, where appropriate following a permitted transfer to an Excepted Transferee, be deemed to include the Excepted Transferee.

                      c. The foregoing agreement and that set forth in Section 4 (the "First Refusal Agreement") shall be suspended automatically and become ineffective if (a) the aggregate beneficial ownership of Common Stock by the Shareholders becomes less than 5% of the outstanding Common Stock or (b) if the aggregate beneficial ownership of Common Stock by the Shareholders becomes less than 10% of the outstanding Common Stock, the Board does not nominate the Shareholders' designee for election at the 2000 Annual Meeting or a subsequent annual meeting at which directors of the designee's class are nominated for election. If the First Refusal Agreement is suspended, such suspension shall terminate and the First Refusal Agreement shall become effective again automatically if the aggregate beneficial ownership (as so defined) of Common Stock by the Shareholders again becomes 5% or more of the outstanding Common Stock.

               4. Right of First Refusal. To the extent required by Section 3, a Shareholder, prior to making any offer to sell, sale or transfer of shares of Common Stock, shall give the Company the opportunity to purchase such shares in the following manner:

                      a. A Shareholder intending to make such an offer, sale or transfer shall give written notice of such intention (the "Transfer Notice") to the Company, specifying (i) the number of shares proposed to be disposed of,
(ii) the proposed price therefor, and (iii) the


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identity of the proposed transferee and the terms and conditions of the proposed transfer. Without limiting the foregoing, a Shareholder's tender of shares of Common Stock in response to a bona fide third-party tender offer or exchange offer to purchase shares of Common Stock shall be deemed to be an offer by the Shareholder to sell shares of Common Stock at the price specified in the tender offer or exchange offer, without regard to conditions to the tender or exchange offeror's obligation to purchase, and such a tender is subject to the Company's right of first refusal herein.

                      b. The Company shall have the right, exercisable by written notice given by the Company to the Shareholder who gave the Transfer Notice within 10 business days after receipt of such Transfer Notice (or in the case of a tender or exchange offer, no later than 24 hours prior to the latest time by which shares of Common Stock must be tendered in order to be accepted pursuant to such offer, or in the case of an offering of registered shares, no later than 24 hours prior to the time of sale as indicated by the Shareholder in a Transfer Notice given no less than 48 hours prior to the time of sale), to purchase (or to cause an affiliate of the Company to purchase) all, but not fewer than all, of the shares of Common Stock specified in such Transfer Notice for cash at the price set forth therein. If the purchase price specified in the Transfer Notice includes any property other than cash, such purchase price shall be deemed to be the amount of any cash included in the purchase price plus the value (determined as stated below) of such other property included in such price. For this purpose:

                          (i) The Shareholder and the Company shall use their
best efforts to determine or cause the determination of the value of any securities included in the purchase price to be made within three business days after the date of delivery of the Transfer Notice and any determination of the value of property other than securities to be made within 10 business days after the date of delivery of the Transfer Notice. If the parties are unable to agree upon the value of any such securities or other property, they will select a financial institution or appraisal firm acceptable to both of them (or, if the parties cannot agree upon such an institution or firm, they will each select such an institution or firm and representatives of the selected institutions or firms shall select a third such institution or firm) to determine the value of any such securities or other property within such three-day or ten-day period, as applicable. The determination of the parties or the financial institution or appraisal firm shall be conclusive.

                          (ii) The date on which the Company must exercise its
right of first refusal shall be extended until three business days after the determination of the value of property included in the purchase price if such property consists solely of securities or 10 business days after the determination of such value if other property is included.

                      c. If the Company exercises its right of first refusal hereunder, the closing of the purchase of the shares of Common Stock with respect to which such right has been exercised shall take place within 10 business days (or if approval of such purchase by the Company's shareholders is required by law or pursuant to any stock exchange rule or policy, within 90 days) after the Company gives notice of such exercise. Upon exercise of its right of


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first refusal, the Company shall be legally obligated to consummate the purchase contemplated thereby, subject to the Shareholder's delivery of such shares of Common Stock free and clear of any adverse claims.

                      d. If the Company does not exercise its right of first refusal hereunder within the time specified for such exercise, the Shareholder who gave the Transfer Notice shall be free during the period of 90 calendar days following the expiration of such time for exercise to offer, sell, or transfer the number of shares of Common Stock specified in such Transfer Notice at the price specified therein or at any price in excess thereof, and to the proposed transferee specified therein upon the terms and conditions specified therein. The Shareholder may not offer, sell, or transfer shares of Common Stock at a price less than the price specified in such Transfer Notice without again following the procedures set forth above.

                5. Certain Public Statements. Each Shareholder hereby agrees, at all times when the Voting Agreement is effective and not suspended, not to issue or make, or cause to be issued or made, any press release, other statement disseminated generally to the public, investors or the Company's shareholders, or statement to security analysts or homebuilding industry analysts, with respect to any matter on which the Shareholder has agreed to vote or grant or withhold a written consent pursuant to the Voting Agreement, except, with respect solely to the Shareholders' designee as director, to the extent that such director determines, after consultation with legal counsel, that fiduciary duties to the Company's shareholders require a statement of disagreement with Company policy or action.

                6. Beneficial Ownership. Upon the request of the Company from time to time, the Shareholders will inform the Company of the aggregate beneficial ownership of Common Stock by the Shareholders. Other than the signatories hereto who are natural persons, no other natural person has or shares beneficial ownership of any of the Common Stock held by the Shareholders, and each signatory hereto that is an entity is controlled solely by one or more of the signatories hereto who are natural persons.

                7.    Miscellaneous.

                      a. Injunctions. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

                      b. Severability. If any term or provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way


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be affected, impaired or invalidated, and each of the parties shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

                      c. Waivers, etc. No failure or delay on the part of either party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                      d. Entire Agreement. This Agreement is the Shareholders Agreement referred to in 5.11 of the Purchase Agreement and contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

                      e. Counterparts. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

                      f. Amendment. This Agreement may be amended only by a written instrument duly executed by each of the Company and the Shareholders.

                      g. Notices. Unless expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered or (ii) if mailed registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent or (iii) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent, in any case to the addresses and with copies to counsel as set forth in the Purchase Agreement.

                      h. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the internal laws of the State of California.

                      i. Assignment. Except as provided herein, the parties may not assign their rights or delegate their obligations under this Agreement without the prior written consent of the other parties.




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        IN WITNESS WHEREOF, the Shareholders and the Company have executed this
Agreement as of the date first above written.


                                   KAUFMAN AND BROAD HOME CORPORATION

                                   By: /s/ MICHAEL F. HENN
                                      -------------------------------------
                                   Its: Senior Vice President and
                                        Chief Financial Officer
                                       ------------------------------------

                                   SHAREHOLDERS


                                   ----------------------------------------
                                   Ralph M. Lewis

                                       By: /s/ ROBERT E. LEWIS
                                          --------------------------------------
                                          Robert E. Lewis, his attorney-in-fact

                                   /s/ ROBERT E. LEWIS ON BEHALF
                                       OF GOLDY S. LEWIS
                                   ----------------------------------------
                                   Goldy S. Lewis

                                   /s/ RICHARD A. LEWIS
                                   ----------------------------------------
                                   Richard A. Lewis

                                   /s/ ROBERT E. LEWIS
                                   ----------------------------------------
                                   Robert E. Lewis

                                   /s/ ROGER G. LEWIS
                                   ----------------------------------------
                                   Roger G. Lewis

                                   /s/ RANDALL W. LEWIS
                                   ----------------------------------------
                                   Randall W. Lewis

                                   /s/ JOHN M. GOODMAN
                                   ----------------------------------------
                                   John M. Goodman





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                                   LH RANIER, LLC

                                      Ralph M. Lewis, its member

                                        By: /s/ ROBERT E. LEWIS
                                           -------------------------------------
                                           Robert E. Lewis, his attorney-in-fact

                                   /s/ ROBERT E. LEWIS ON BEHALF
                                       OF GOLDY S. LEWIS
                                   ----------------------------------------
                                   Goldy S. Lewis, its member


                                   LHE PLATTE, LLC

                                   By: Lewis Holding Company, a Delaware limited
                                       liability company, its member


                                   By: Forehand Development Corp., a California
                                       corporation, its member

                                   By /s/ JOHN M. GOODMAN
                                     -----------------------------------
                                   John M. Goodman,
                                   its Authorized Agent






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                                   LH AUGUSTA, LLC

                                   By: /s/ RICHARD A. LEWIS
                                      ------------------------------------
                                       Richard A. Lewis, its member


                                   LH EVANS, LLC

                                   By: /s/ ROBERT E. LEWIS
                                      ------------------------------------
                                       Robert E. Lewis, its member


                                   LH GRUNHORN, LLC

                                   By: /s/ ROGER G. LEWIS
                                      ------------------------------------
                                       Roger G. Lewis, its member


                                   LH WHITNEY, LLC

                                   By: /s/ RANDALL W. LEWIS
                                      ------------------------------------
                                       Randall W. Lewis, its member


                                   LH JAGERHORN, LLC

                                   By: /s/ JOHN M. GOODMAN
                                      ------------------------------------
                                       John M. Goodman, its member




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                                   COLLINE ENTERPRISES, INC.


                                   By: /s/ RICHARD A. LEWIS
                                      ------------------------------------
                                       Name:
                                       Title:


                                   TERRAIN ENTERPRISES, INC.


                                   By: /s/ ROBERT E. LEWIS
                                      ------------------------------------
                                       Name:
                                       Title:


                                   MARMOT ENTERPRISES, INC.


                                   By: /s/ ROGER G. LEWIS
                                      ------------------------------------
                                       Name:
                                       Title:


                                   GITAN ENTERPRISES, INC.


                                   By: /s/ RANDALL W. LEWIS
                                      ------------------------------------
                                       Name:
                                       Title:


                                   TOPSPIN ENTERPRISES, INC.


                                   By: /s/ JOHN M. GOODMAN
                                      ------------------------------------
                                       Name:
                                       Title:








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                       EXHIBIT A TO SHAREHOLDER AGREEMENT

                                Ralph M. Lewis
                                Goldy S. Lewis
                                Richard A. Lewis
                                Robert E. Lewis
                                Roger G. Lewis
                                Randall W. Lewis
                                John M. Goodman